SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or (g) of the
Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

British Columbia, Canada	N/A

(State of Incorporation or Organization)	(I.R.S. Employer Identification No. )

555 Brooksbank Avenue North Vancouver, British Columbia V7J 3S5	2700 Colorado Avenue, Suite 200 Santa Monica, California 90404

(Address of principal executive offices, zip code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [x]	If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:	N/A

(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so registered	Name of Each Exchange on Which Each Class it to be Registered

Common Shares	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: N/A

Item 1. Description of Registrant’s Securities to Be Registered.
SIGNATURE

Item 1. Description of Registrant’s Securities to Be Registered.

     The information required by this item with respect to our common shares is contained under the caption “Description of Share Capital of Lions Gate” in our Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-114148) filed with the Securities and Exchange Commission on July 26, 2004, and such information is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto and duly authorized.

LIONS GATE ENTERTAINMENT CORP.

Date: August 5, 2004	By:
/s/ James Keegan
James Keegan Chief Financial Officer

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